VOYAGEUR


                      YOUR TAX SENSITIVE INVESTMENT MANGER



                            NEW MEXICO TAX FREE FUND



                                 ANNUAL REPORT


                            DATED DECEMBER 31, 1996



Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).




LETTER FROM THE PRESIDENT


[PHOTO]
JOHN D. TAFT
PRESIDENT


Dear Shareholder:

The year 1996 was marked with mixed economic events. During the first half of the year, interest rates rose steadily, propelled by market fears that faster Gross Domestic Product (GDP) growth would ignite inflation. Once these fears abated in June, interest rates began a descent that lasted throughout most of the remainder of the year.

In comparison to their peer group of funds, the overall performance of the Voyageur Tax Free Funds was excellent in 1996. The main reason for this strong performance was Voyageur portfolio managers' subtle shift toward adding income to the portfolios. This additional income allowed us to better position the Funds during the first half of the year when interest rates were rising and municipal bond prices were falling. Within all of our Tax Free Funds, we continued to extend call protection, where possible, in order to better provide for income for longer periods of time.

In January 1997, Lincoln National Corporation (NYSE: LNC) announced that it planned to acquire the parent company of Voyageur Fund Managers, Inc. -- the investment adviser for the Voyageur Tax Free Funds. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. (DMC), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Funds (the Delaware Group), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. (DMH) also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion. Voyageur Fund shareholders should benefit from this acquisition by being able to select from a wider variety of mutual funds in the expanded Delaware-Voyageur fund family.

Delaware Management, like Voyageur, has a conservative, long-term investment philosophy. The continuity in the Voyageur Tax Free Funds' management styles should also be further maintained since Andrew M. McCullagh and Elizabeth Howell, two of the senior municipal bond portfolio managers for the Voyageur Tax Free Funds, will continue to play a key role in the management of the Voyageur Tax Free Funds after the transition.

We appreciate your patronage and confidence in Voyageur Fund Managers. If at any time you have questions about your Voyageur fund investment, I urge you to contact your personal financial adviser. Voyageur Client Service representatives are also available from 7 a.m. to 6 p.m. (Central Standard Time) to answer any questions you may concerning this transaction or your Voyageur fund investment.

Sincerely,


/s/ John G. Taft

John G. Taft
President
Voyageur New Mexico Tax Free Fund



VOYAGEUR NEW MEXICO TAX FREE FUND

In the first half of the year, bond prices fell as yields rose. Economic data during this period showed surprising strength in the domestic economy and raised the specter of inflation. During the summer, bond yields stabilized as investors became increasingly confident that Federal Reserve Chairman Alan Greenspan would monitor and tweak short-term interest rates in order to achieve a moderate economic growth and low inflation. The flat tax debate, which stimulated a great deal of discussion and speculation in political and economic circles in 1995 and early 1996, lost momentum and largely faded away after the election. The tax-exempt bond market finished the year with modest, positive total returns.

VOYAGEUR NEW MEXICO TAX FREE FUND
For the year ended December 31, 1996, the total return at net asset value (NAV) for the class A shares of the Voyageur New Mexico Tax Free Fund was 4.13%.*

We continue to manage the Voyageur New Mexico Tax Free Fund with a dual focus of generating higher tax-exempt income levels and protecting future income streams. Adding incremental income to the portfolio was an important objective for the Voyageur New Mexico Tax Free Fund in 1996. Our continued focus on the housing sector helped achieve this objective. Housing bonds made up the greatest percentage of the portfolio, nearly 28%. Housing bonds are known to produce a greater amount of coupon income than bonds in many other sectors.

Even with our strong emphasis on the housing sector, the portfolio remained well diversified by sector and individual issues. We maintained excellent average call protection on the Fund (9.4 years). The Fund's average credit quality rating was Aa/AA.

OUTLOOK
Overall, the U.S. economy is still showing signs of moderate growth and moderate inflation. Our outlook for the municipal market continues to be favorable, and we expect interest rates to decline over the long term.



[PHOTO]
ANDREW M. McCULLAGH, JR. IS
THE SENIOR MUNICIPAL BOND
MANAGER FOR THE VOYAGEUR
NEW MEXICO TAX FREE FUND.
MR. McCULLAGH HAS MORE
THAN 23 YEARS OF INVESTMENT
INDUSTRY EXPERIENCE.



*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




                        VOYAGEUR NEW MEXICO TAX FREE FUND
                               Portfolio Abstract
                     For the Period Ended December 31, 1996


                                 Class A Shares

                                     [GRAPH]


               NM Tax Free                             NM Tax Free                               Lehman Bros. 20
           Without Sales Charge                     With Sales Charge                       Year Municipal Bond Index
                   10000                                  9625                                        10000
Oct-92             10000                                  9625                                        9876
                   10194                                  9812                                        10127
Dec-92             10358                                  9970                                        10259
                   10462                                  10070                                       10369
                   10739                                  10336                                       10809
                   10792                                  10387                                       10715
                   10895                                  10486                                       10850
                   10989                                  10577                                       10940
                   11155                                  10737                                       11141
                   11230                                  10809                                       11154
                   11452                                  11022                                       11421
                   11535                                  11103                                       11565
                   11577                                  11142                                       11586
                   11438                                  11009                                       11458
Dec-93             11640                                  11201                                       11734
                   11884                                  11436                                       11882
                   11666                                  11226                                       11529
                   11209                                  10787                                       10922
                   11141                                  10721                                       11011
                   11246                                  10822                                       11141
                   11165                                  10744                                       11030
                   11425                                  10994                                       11282
                   11465                                  11032                                       11314
                   11238                                  10815                                       11088
                   10933                                  10521                                       10795
                   10559                                  10160                                       10542
Dec-94             10834                                  10426                                       10873
                   11214                                  10791                                       11299
                   11686                                  11245                                       11709
                   11772                                  11328                                       11842
                   11789                                  11344                                       11840
                   12198                                  11738                                       12286
                   12077                                  11621                                       12097
                   12129                                  11672                                       12160
                   12253                                  11791                                       12327
                   12365                                  11898                                       12424
                   12618                                  12142                                       12689
                   12826                                  12342                                       12969
Dec-95             12963                                  12474                                       13151
                   13005                                  12515                                       13218
                   12914                                  12427                                       13067
                   12703                                  12224                                       12858
                   12696                                  12217                                       12806
                   12712                                  12233                                       12822
                   12827                                  12343                                       13003
                   12930                                  12442                                       13130
                   12996                                  12506                                       13109
                   13186                                  12688                                       13374
                   13339                                  12836                                       13534
                   13543                                  13032                                       13817
Dec-96             13498                                  12989                                       13736



Voyageur New Mexico Tax Free Fund Without Sales Charge - Ending Value $13,499

Voyageur New Mexico Tax Free Fund With Sales Charge - Ending Value $12,990

Lehman Bros. 20 Year Municipal Bond Index - Ending Value $13,736


The Lehman Bros. 20 Year Municipal Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment in Class A Shares of $10,000 made on the date the Fund commenced operations through December 31, 1996.

    The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes.
    Performance quoted represents past performance and is not indicative of future results.
*   Average annual total returns include the maximum 3.75% sales charge.
**  Commencement of operations.
*** Assumes redemption on December 31, 1996


          Voyageur New Mexico Tax Free Fund
             Average Annual Total Returns
                   (Class A Shares)

                                              Since
                             1 Year          10/5/92**

  Without Sales Charge        4.13%           7.33%

  With Sales Charge*          0.23%           6.36%

  Lehman Bros. 20             4.45%           7.78%
  Year Municipal
  Bond Index


          Voyageur New Mexico Tax Free Fund
             Average Annual Total Returns
                   (Class B Shares)


                                          Since
                               1 Year    3/3/94**

  Without Contingent            3.39%     4.91%
  Deferred Sales Charge
  With Contingent              (1.61%)    3.60%
  Deferred Sales Charge***



          Voyageur New Mexico Tax Free Fund
             Average Annual Total Returns
                   (Class C Shares)

                                          Since
                                         5/7/96**

                                          6.30%



                               Quality Breakdown
                                  [PIE CHART]

                              Baa/BBB         5%
                              Aa/AA          14%
                              A/A            29%
                              Aaa/AAA        52%



                                Sector Breakdown
                        (shown at % of total new assets)

                        Housing                    27.4%
                        Other Revenue              23.6%
                        Industrial                  9.6%
                        Education                   9.6%
                        Health Care                 9.6%
                        Lease/C.O.P.                5.1%
                        Utilities                   9.7%
                        General Obligation          4.6%



                                   Statistics

                       Average Maturity       14.8  Years
                       Average Coupon               6.22%
                       Portfolio Duration      9.0  Years
                       Average Quality              Aa/AA





INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Voyageur Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur New Mexico Tax Free (a fund within Voyageur Investment Trust) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1996 and the financial highlights for the years ended December 31, 1996 and 1995, the two month period ended December 31, 1994, the years ended October 31, 1994 and 1993 and the period from October 5, 1992, commencement of operations, to October 31, 1992. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur New Mexico Tax Free Fund at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


                                                 KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 14, 1997




VOYAGEUR NEW MEXICO TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                       DECEMBER 31, 1996
-------------------------------------------------------------------------------------------

       ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $20,208,136) ........................................     $ 21,098,935
Accrued interest receivable ..............................................          395,564
                                                                               ------------
   Total assets ..........................................................       21,494,499
                                                                               ------------

       LIABILITIES
Bank overdraft ...........................................................           38,462
Dividends payable to shareholders ........................................           86,376
Payable for Fund shares redeemed .........................................           82,302
Other accrued expenses ...................................................           18,605
                                                                               ------------
   Total liabilities .....................................................          225,745
                                                                               ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..............................     $ 21,268,754
                                                                               ------------

Represented by:
   Paid-in capital (note 1) ..............................................     $ 21,244,027
   Undistributed net investment income ...................................           24,949
   Accumulated net realized loss on investments (note 1) .................         (891,021)
   Unrealized appreciation of investments ................................          890,799
                                                                               ------------

     TOTAL NET ASSETS ....................................................     $ 21,268,754
                                                                               ============

Net assets applicable to outstanding Class A Shares ......................     $ 20,133,196
                                                                               ============
Net assets applicable to outstanding Class B Shares ......................     $    794,330
                                                                               ============
Net assets applicable to outstanding Class C Shares ......................     $    341,228
                                                                               ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of beneficial interest outstanding: 1,865,440 (note 5)     $      10.79
                                                                               ============
   Class B - Shares of beneficial interest outstanding: 73,584 (note 5) ..     $      10.79
                                                                               ============
   Class C - Shares of beneficial interest outstanding: 31,619 (note 5) ..     $      10.79
                                                                               ============

See accompanying notes to financial statements.




VOYAGEUR NEW MEXICO TAX FREE FUND
STATEMENT OF OPERATIONS                                    YEAR ENDED DECEMBER 31, 1996
---------------------------------------------------------------------------------------


Investment income:
   Interest ...........................................................     $ 1,279,282
                                                                            -----------

Expenses (note 3):
   Investment advisory and management fee .............................         107,784
   Dividend-disbursing, administrative and accounting services fees ...          51,384
   Printing, postage and supplies .....................................           2,813
   Audit and accounting fees ..........................................           7,995
   Legal fees .........................................................             206
   Distribution fees - Class A ........................................          51,934
   Distribution fees - Class B ........................................           6,452
   Distribution fees - Class C ........................................           1,358
   Directors' fees ....................................................           1,032
   Registration fees ..................................................           1,150
   Custodian fees .....................................................           2,460
   Other ..............................................................           1,553
                                                                            -----------
     Total expenses ...................................................         236,121
   Less:  Expenses waived or absorbed by the distributor ..............         (41,408)
                                                                            -----------
     Total net expenses ...............................................         194,713
                                                                            -----------
     Investment income - net ..........................................       1,084,569
                                                                            -----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions (note 2) ....................          (6,878)
   Net change in unrealized appreciation or depreciation of investments        (241,314)
                                                                            -----------
     Net loss on investments ..........................................        (248,192)
                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................     $   836,377
                                                                            ===========

See accompanying notes to financial statements.




VOYAGEUR NEW MEXICO TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------

                                                                            YEAR              YEAR
                                                                           ENDED             ENDED
                                                                        DECEMBER 31,      DECEMBER 31,
                                                                            1996              1995
                                                                        -------------     ------------
Operations:
   Investment income - net ........................................     $  1,084,569      $  1,092,787
   Realized loss on security transactions .........................           (6,878)         (292,719)
   Net change in unrealized appreciation or
     depreciation of investments ..................................         (241,314)        3,022,227
                                                                        ------------      ------------
       Net increase in net assets resulting from operations .......          836,377         3,822,295
                                                                        ------------      ------------
Distributions to shareholders from:
   Investment income - net:
     Class A ......................................................       (1,036,927)       (1,110,109)
     Class B ......................................................          (27,156)          (22,135)
     Class C ......................................................           (5,150)              N/A
                                                                        ------------      ------------
   Total distributions ............................................       (1,069,233)       (1,132,244)
                                                                        ------------      ------------
Share transactions (note 5):
   Proceeds from sale of shares:
       Class A (note 3) ...........................................        2,700,528         2,877,055
       Class B ....................................................          362,012           352,644
       Class C ....................................................          344,523               N/A
   Net asset value of shares issued in reinvestment
     of net investment income distributions:
       Class A ....................................................          424,981           407,620
       Class B ....................................................           14,983            11,104
       Class C ....................................................            4,197               N/A
   Payments for redemption of shares:
       Class A ....................................................       (4,156,051)       (4,223,135)
       Class B (note 3) ...........................................         (186,300)          (85,405)
       Class C ....................................................          (15,000)              N/A
                                                                        ------------      ------------
   Decrease in net assets from share transactions .................         (506,127)         (660,117)
                                                                        ------------      ------------
     Total increase (decrease) in net assets ......................         (738,983)        2,029,934
Net assets at beginning of period .................................       22,007,737        19,977,803
                                                                        ------------      ------------
Net assets at end of period (including undistributed net investment
      income of $24,949 and $9,613 respectively) ..................     $ 21,268,754      $ 22,007,737
                                                                        ============      ============

See accompanying notes to financial statements.




VOYAGEUR NEW MEXICO TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Voyageur New Mexico Tax Free Fund (the Fund) is one of a series of funds within the Voyageur Investment Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) ("1940 Act") as an open-end management investment company with an unlimited number of authorized shares of beneficial interest that may be issued in one or more series. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.

   The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

   The Fund is a non-diversified Fund as such term is defined in the 1940 Act. The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Trustees. Short-term securities are valued at amortized cost which approximates market value.

   Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.

   The Fund concentrates its investments in a single state and therefore, may have more credit risk related to the economic conditions of the state of New Mexico than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. For Federal income tax purposes, at December 31, 1996 the Fund had capital loss carryovers of $891,021 that will expire in 2001, 2002, 2003 and 2004 if not offset by subsequent capital gains. It is unlikely the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be distributed throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2) INVESTMENT SECURITIES TRANSACTIONS
   Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $9,014,094 and $9,364,874, respectively, during the year ended December 31, 1996.

(3) EXPENSES
   The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis.
   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend-disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.
   All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the period ended December 31, 1996, Fund Distributors voluntarily waived Class A distribution fees of $39,932, Class B distribution fees of $1,358 and Class C distribution fees of $118.
   Sales charges paid by Class A shareholders for the year ended December 31, 1996 were $45,937. Of this amount, Fund Distributors received $6,724. Contingent deferred sales charges paid by Class B shareholders were $4,739.

(4) PLANNED FUND REORGANIZATION
   On Janaury 15, 1997 Voyageur's parent, Dougherty Financial group, Inc. ("DFG"), executed an Agreement and Plan of Merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. This merger is subject to approval of the Fund=s Board of Trustees and shareholders.

(5)  SHARE TRANSACTIONS
   Transactions in shares of beneficial interest during each period were as follows:

                                                                       CLASS A
                                                        ------------------------------------
                                                           YEAR                    YEAR
                                                           ENDED                   ENDED
                                                        DECEMBER 31,            DECEMBER 31,
                                                            1996                    1995
                                                        -----------             ------------
Shares sold......................................          251,813                  276,945
Shares issued for
   reinvested distributions......................           39,919                   39,532
Shares redeemed..................................         (392,056)                (405,132)
                                                        -----------             ------------
Decrease in shares outstanding...................         (100,324)                 (88,655)
                                                        ===========             ============


                                                                       CLASS B
                                                        ------------------------------------
                                                           YEAR                    YEAR
                                                           ENDED                   ENDED
                                                        DECEMBER 31,            DECEMBER 31,
                                                            1996                    1995
                                                        ------------            ------------
Shares sold......................................          34,046                  34,057
Shares issued for
   reinvested distributions......................           1,406                   1,062
Shares redeemed..................................         (17,472)                 (7,844)
                                                        ----------               ---------
Increase in shares outstanding...................          17,980                  27,275
                                                        ==========               =========

                                                                       CLASS C
                                                                   ---------------
                                                                     PERIOD FROM
                                                                    MAY 7, 1996*
                                                                   TO DECEMBER 31,
                                                                        1996
                                                                   ---------------
Shares sold.............................................               32,608
Shares issued for
   reinvested distributions.............................                  394
Shares redeemed.........................................               (1,383)
                                                                     ---------
Increase in shares outstanding..........................               31,619
                                                                     ========

---------------------------------
*  Commencement of operations.

See accompanying notes to Financial Highlights



(6) FINANCIAL HIGHLIGHTS
  Per share data (rounded to the nearest cent) for a share of beneficial interest outstanding and selected information for each period are as follows:

                                                                                   CLASS A
                                         -----------------------------------------------------------------------------------------
                                                                                                                       PERIOD FROM
                                                                       TWO MONTHS                                      OCTOBER 5,
                                                    YEAR                  ENDED                    YEAR                1992(d) TO
                                              ENDED DECEMBER 31,       DECEMBER 31,           ENDED OCTOBER 31,        OCTOBER 31,
                                             1996           1995           1994             1994           1993            1992
                                         ----------      ----------     ----------       ----------     ----------     -----------
Net asset value:
   Beginning of period .............     $    10.89      $     9.59     $     9.77       $    10.92     $    10.00     $    10.00
                                         ----------      ----------     ----------       ----------     ----------     ----------
Operations:
   Net investment income ...........            .54             .52            .11              .56            .57           --
   Net realized and unrealized
     gain (loss) on investments ....           (.11)           1.33           (.20)           (1.16)           .98           --
                                         ----------      ----------     ----------       ----------     ----------     ----------
       Total from operations .......            .43            1.85           (.09)            (.60)          1.55           --
                                         ----------      ----------     ----------       ----------     ----------     ----------
Distributions to shareholders:
   From net investment income (a) ..           (.53)           (.55)          (.09)            (.55)          (.57)          --
   From net realized gains .........           --              --             --               --             (.06)          --
                                         ----------      ----------     ----------       ----------     ----------     ----------
     Total distributions ...........           (.53)           (.55)          (.09)            (.55)          (.63)          --
                                         ----------      ----------     ----------       ----------     ----------     ----------
Net asset value
   End of period ...................     $    10.79      $    10.89     $     9.59       $     9.77     $    10.92     $    10.00
                                         ==========      ==========     ==========       ==========     ==========     ==========

Total investment return (b) ........           4.13%          19.64%          (.90)%          (5.56)%        15.77%            --%
Net assets at end of period
   (000's omitted) .................     $   20,133      $   21,402     $   19,706       $   23,096     $   17,302     $      361

Ratios:
   Ratio of expenses to
     average daily net assets (f) ..            .88%            .87%           .06%(e)          .29%            --%            --%
   Ratio of net investment income
     to average daily net assets ...           5.06%           5.07%          6.38%(e)         5.26%          5.10%            --%
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ............           1.07%           1.09%          1.25%(e)         1.16%          1.25%            --%
           Net investment income ...           4.87%           4.85%          5.19%(e)         4.39%          3.85%            --%
Portfolio turnover rate (excluding
   short-term securities) ..........          42.12%          55.72%          2.21%           22.94%         30.76%            --%


See accompanying notes to Financial Highlights



                                                                  CLASS B                              CLASS C
                                         -------------------------------------------------------     ------------
                                                                                   PERIOD FROM       PERIOD FROM
                                                                   TWO MONTHS         MARCH 3,          MAY 7,
                                                 YEAR                 ENDED          1994(d) TO       1996(d) TO
                                           ENDED DECEMBER 31,      DECEMBER 31,      OCTOBER 31,     DECEMBER 31,
                                           1996          1995          1994             1994             1996
                                         -------       -------     ------------    -------------     ------------
Net asset value:
   Beginning of period .............     $ 10.89       $  9.59       $  9.77          $ 10.69          $ 10.41
                                         -------       -------       -------          -------          -------
Operations:
   Net investment income ...........         .46           .46           .09              .31              .28
   Net realized and unrealized
     gain (loss) on investments ....        (.11)         1.32          (.19)            (.93)             .37
                                         -------       -------       -------          -------          -------
       Total from operations .......         .35          1.78          (.10)            (.62)             .65
                                         -------       -------       -------          -------          -------
Distributions to shareholders:
   From net investment income (a) ..        (.45)         (.48)         (.08)            (.30)            (.27)
                                         -------       -------       -------          -------          -------
       Total distributions .........        (.45)         (.48)         (.08)            (.30)            (.27)
                                         -------       -------       -------          -------          -------
Net asset value:
   End of period ...................     $ 10.79       $ 10.89       $  9.59          $  9.77          $ 10.79
                                         =======       =======       =======          =======          =======

Total investment return (b) ........        3.39%        18.84%         (.98)%          (5.84)%           6.30%
Net assets at end of period
   (000's omitted) .................     $   794       $   605       $   272          $   264          $   341

Ratios:
   Ratio of expenses to
     average daily net assets (f) ..        1.61%         1.53%          .75%(e)          .98%(e)         1.74%(e)
   Ratio of net investment income
     to average daily net assets ...        4.31%         4.33%         5.60%(e)         4.57%(e)         4.21%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ............        1.82%         1.83%         2.00%(e)         1.86%(e)         1.83%(e)
           Net investment income ...        4.10%         4.03%         4.35%(e)         3.69%(e)         4.12%(e)
Portfolio turnover rate (excluding
   short-term securities) ..........       42.12%        55.72%         2.21%           22.94%           42.12%


See accompanying notes to Financial Highlights




NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For Class A Shares for the years ended October 31, 1994 and 1993, $.01 and $.02, respectively, per share of the distributions from net investment income were subject to state income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. In addition to fee waivers and reimbursements fund operating expenses were further reduced by earnings from uninvested cash balances held by the custodian for the year ended December 31, 1995. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Adjusted to an annual basis.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.



VOYAGEUR NEW MEXICO TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1996
   ----------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                      COUPON                  MARKET
    ($000)   NAME OF ISSUER (b)                                                  RATE       MATURITY   VALUE (a)
   ----------------------------------------------------------------------------------------------------------------

             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MUNICIPAL BONDS (99.2%):
             GENERAL OBLIGATION (4.6%):
             ------------------------------------------------------------------------------------------------------
  $ 1,000    Rio Rancho Public School District 94...............................  5.25%     08-01-09 $   982,820
                                                                                                     -----------

             UTILITIES (9.7%):
             ------------------------------------------------------------------------------------------------------
    1,000    Los Alamos Utility System Revenue 1994A (FSA Insured)..............  6.00      07-01-15   1,037,310
    1,000    Rio Rancho Water & Wastewater Revenue (FSA Insured)................  6.00      05-12-22   1,023,330
                                                                                                     -----------
                                                                                                       2,060,640
                                                                                                     -----------
             INDUSTRIAL (9.6%):
             ------------------------------------------------------------------------------------------------------
    1,000    Las Cruces Solid Waste Authority.................................    6.00      06-01-16     998,110
    1,000    Lordsburg Pollution Control......................................    6.50      04-01-13   1,042,720
                                                                                                     -----------
                                                                                                       2,040,830
                                                                                                     -----------
             HEALTH CARE (9.6%):
             ------------------------------------------------------------------------------------------------------
    1,000    Hobbs Health Facility Evangelical Lutheran (AMBAC Insured).......    5.70      05-01-16   1,006,010
    1,000    State Hospital Equipment - Memorial Medical Center Project.......    6.40      06-01-16   1,034,290
                                                                                                     -----------
                                                                                                       2,040,300
                                                                                                     -----------
             HOUSING (27.4%):
             ------------------------------------------------------------------------------------------------------
    1,000    New Mexico Mortgage Finance Agency Series 1994E..................    6.95      01-01-26   1,100,350
    1,000    New Mexico Mortgage Finance Authority Series 1994B...............    6.75      07-01-25   1,083,730
    1,500    New Mexico Mortgage Finance Authority Series 1994F...............    6.85      01-01-21   1,630,785
    1,000    New Mexico Mortgage Finance Authority Series 1996G2..............    6.20(d)   07-01-28   1,003,090
    1,000    Sante Fe Housing Development Series 1993A
                (GNMA/FNMA Insured)...........................................    6.20(d)   11-01-16   1,004,050
                                                                                                     -----------
                                                                                                       5,822,005
                                                                                                     -----------
             EDUCATION (9.6%):
             ------------------------------------------------------------------------------------------------------
    1,000    State University Refund and Improvements.........................    5.75      04-01-16   1,002,070
    1,000    Student Loan Education Assistance Foundation.....................    6.65(d)   11-01-25   1,034,650
                                                                                                     -----------
                                                                                                       2,036,720
                                                                                                     -----------
             LEASE (5.1%):
             ------------------------------------------------------------------------------------------------------
    1,000    University of New Mexico Technical Development Lease Revenue
                (MBIA Insured)................................................    6.55      08-15-25   1,084,890
                                                                                                     -----------

             OTHER REVENUE (23.6%):
             ------------------------------------------------------------------------------------------------------
    1,000    Albuquerque Special Assessment #223..............................    6.45      01-01-15     999,820
    1,000    Bernalillo County Gross Tax Receipts.............................    5.75      04-01-26   1,002,030
    1,000    Dona Ana County Tax Reference & Improvement......................    6.00      06-01-19   1,027,800
    1,000    Santa Fe Gross Receipts Tax Series B.............................    5.50      06-01-23     970,150
    1,000    Truth or Consequences Gross Tax Receipts.........................    6.30      07-01-16   1,030,930
                                                                                                     -----------
                                                                                                       5,030,730
                                                                                                     -----------


                TOTAL INVESTMENTS IN SECURITIES (cost: $20,208,136) (c)                              $21,098,935
                                                                                                     ===========

See accompanying notes to investments in securities.




NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

          Aaa/AAA         Aa/AA          A/A         Baa/BBB         Total
          -------         -----          ---         -------         -----

            52%            14%           29%           5%            100%

(c) Also represents the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation of securities based on this cost were as follows:

                  Gross                   Gross                    Net
               Unrealized              Unrealized              Unrealized
              Appreciation           (Depreciation)           Appreciation
              ------------           --------------           ------------
                $890,979                 $(180)                 $890,799


(d) Security subject to Alternative Minimum Tax. At December 31, 1996, the total of such securities equals 14.3% of the Fund=s total net assets.


FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended December 31, 1996 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.

                                                           PER CLASS         PER CLASS          PER CLASS
                                                            A SHARE           B SHARE            C SHARE
                                                         ------------      ------------      --------------
                                                             YEAR              YEAR            PERIOD FROM
                                                             ENDED             ENDED         MAY 7, 1996 TO
                                                         DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                             1996              1996               1996
                                                         ------------      ------------      --------------
Net investment income distributions
   (none qualifying for corporate
     dividend received deduction).....................      $.5302            $.4535             $.2686
                                                            ======            ======             ======

For federal income tax purposes, 100% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.




VOYAGEUR ON CALL(TM)

[Line Drawing of a telephone]
800.545.3863

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Call(TM) (800.545.3863). The system is designed to give you information about the Fund(s) in your account. It can also provide price and yield information for the Fund(s). 24-hour access available to Touch Tone telephones only.




VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


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Minneapolis, Minnesota 55402-4115




VOY-NMAR 3/97